SCHEDULE 14C INFORMATION
    Information Statement Pursuant to Section 14(c) of the Securities
                 Exchange Act of 1934 (Amendment No.  )

Check the appropriate box:

[]  Preliminary Information Statement

[]  Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))

[X]  Definitive Information Statement

                    TOLLYCRAFT YACHT CORPORATION
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

[]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    1) Title of each class of securities to which transaction applies:
      ................................................................
    2) Aggregate number of securities to which transaction applies:
      ................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      ................................................................
    4) Proposed maximum aggregate value of transaction:
      ................................................................
    5) Total fee paid:
      ................................................................

[]  Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
      ................................................................

    2) Form, Schedule or Registration Statement No.:
      ................................................................

    3) Filing Party:
      ................................................................

    4) Date Filed:
      ................................................................


INFORMATION STATEMENT AND
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

November 13, 1996

To the Shareholders:

Notice Is Hereby Given that a Special Meeting of Shareholders of TOLLYCRAFT YACHT CORPORATION, a Minnesota corporation (the "Company"), will be held on December 9, 1996, at 10:00 a.m.,Pacific Standard Time, at the Company s Headquarters at 2200 Clinton Avenue, Kelso, Washington 98626 for the following purposes:
   1. To ratify the appointment of Isler & Company as independent Auditor of the Company for the fiscal year ending December 31, 1996.
   2. To consider and vote upon a proposal for the Tollycraft Yacht Corporation 1996 Employee Stock Option Plan in the form attached hereto as Appendix A and the reservation of 15,000,000 shares of Common Stock for issuance pursuant to option grants made under the 1996 Plan.
   3. To approve the reincorporation of the Company from Minnesota to Nevada (the "Proposed Reincorporation"). Approval of the Proposed Reincorporation by the stockholders will constitute approval of the following by them as current stockholders of the Company and as shareholders of the Company as reincorporated in Nevada, immediately following the effective time of the Proposed Reincorporation: (i) the Agreement and Plan of Merger, in the form attached hereto as Appendix B (including the assumption by Tollycraft-Nevada of the 1996 Employee Stock Option and other employee benefits plans and obligations of Tollycraft-Minnesota under such plans as set forth therein); and (ii) the Articles of Incorporation, attached hereto as Appendix B-2, which provide for an authorized capital stock consisting of 50,000,000 common shares and 5,000,000 preferred shares; and (iii) the Bylaws of the Company as reincorporated in Nevada, attached hereto as Appendix B-3.
   4. To ratify the past actions of the Board of Directors.
   5. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The foregoing items of business are more fully described in other parts of this Information Statement and Notice.
   Only shareholders of record at the close of business on October 31, 1996, are entitled to notice of and to vote at the meeting. A complete list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for the ten-day period ending immediately preceding the date of the meeting, at the Company's headquarters at 2200 Clinton Avenue, Kelso, Washington 98626.
   Attendance at the Special Meeting will be limited to shareholders and guests of the Company. Shareholders will be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's Stock. Directions to the meeting's location accompany the Proxy Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                   By Order of the Board of Directors
Kelso, Washington
November 13, 1996

                                  VOTING

     This Information Statement is being sent on or about November 15, 1996 to stockholders entitled to vote at the Special Meeting.

     As of October 20, 1996, the Company had outstanding 55,000,000 shares of Common Stock which are entitled to vote at the Special Meeting, each share being entitled to one vote. Only stockholders of record at the close of business on October 31, 1996 will be entitled to vote at the meeting. Officers, directors and certain related stockholders of the Company, collectively owning approximately 59% of the outstanding shares of Common Stock, have indicated their intention to vote in favor of each of the proposals to be voted upon at the Special Meeting.

    The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

    The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of any proposed actions. Shares which abstain from voting on any action, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to the proposed amendment, will not be voted in favor of such action. Accordingly, abstentions and "broker non-votes" will have the effect of a vote against such action.

      SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's common stock("Common Stock"), as of October 20, 1996 by the Company's executive officers and directors and each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the shares shown as beneficially owned by such persons, subject to applicable community property laws. However, as indicated by the notes following the table, certain shares are deemed to be beneficially owned by more than one person or entity as a result of attribution of ownership among affiliated persons and entities.

                                            NUMBER OF SHARES     PERCENTAGE
                                              BENEFICIALLY     OF OUTSTANDING
                                                 OWNED             SHARES
                                           -----------------  ---------------
D.R. Cooley, President (1)                 -0-                -0-
2200 Clinton Avenue
Kelso, WA 48626

Peter Hobbs, Chairman (2)                  36,210,782         66%
10650 Scripps Ranch Blvd. #220
San Diego, CA 92131

(1) Does not include unexercised options.  See "Compensation" herein.
(2) All shares are beneficially owned pursuant to a Voting Trust dated October
14, 1996 whereby Mr. Hobbs is the Voting Trustee.

All current directors and executive
officers as a group (2 persons)            36,210,782         66%


                                COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth for each of the fiscal years 1995 through 1996, the compensation awarded to, earned by or paid to the Company's Chief Executive Officer, and the Company's other most highly compensated executive officers, whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during the fiscal year ended June 30, 1996 (collectively the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION
                                                             ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY   BONUS   COMPENSATION
D.R. Cooley
Chief Executive Officer              1995    $96,000  $-0-    $8,400 (1)


Notes:
(1) Consists of automobile allowance of $700 per month.


CONSULTING AGREEMENT

The Company, effective November 1, 1996, entered into a consulting agreement with Kramfors Limited of Hong Kong whereby Kramfors will provide the Company with advice, consultation and services with respect to corporate finance, corporate reconstruction and capital raising. The compensation shall be via an option agreement based on performance and to be executed by November 31, 1996.


INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company intends to enter into Indemnification Agreements with each Director of the Company, in consideration for service as a member of the Board of Directors. Generally, such an agreement will provide that the Company may indemnify any person who was or is a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except for an action by or in right of the Company, by reason of the fact that he is or was a director, officer, employee or agent of the Company. It must be shown that he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company. Generally, no indemnification may be made where the person has been determined to be negligent or guilty of misconduct in the performance of his duty to the Company.

STOCK PERFORMANCE

The Company's common stock has been traded in the over-the-counter market since 1993 and is currently listed on the NASDAQ Bulletin Board under the symbol TLLY.

The following table sets forth the high and low bid prices for the Company's common stock as reported by NASDAQ during the past two fiscal years and the current year. The prices reflect inter-dealer quotations, without retail mark-up, mark-down or commissions and may not represent actual transactions:

                             Low Bid              High Bid
1994
December 31                  1/16                 1/4

1995
March 31                     1/16                 1/16
June 30                      1/16                 3/8
September 30                 1/4                  3/8
December 31                  1/4                  3/8

1996
March 31                     3/8                     1
June 30                      3/8                  7/8
September 30                 3/16                 7/8


STOCK OPTION GRANTS

     The following table sets forth information regarding stock options granted to the Company's Named Officers during the fiscal year ended December 31, 1995 and the potential value of such options at the end of their terms, assuming certain levels of stock price appreciation:

                                                                POTENTIAL
                                                                REALIZABLE
                                                                VALUE AT
                                         INDIVIDUAL GRANTS      ASSUMED
         -------------------------------------------------      ANNUAL RATES
                                       PERCENT OF               OF STOCK PRICE
                                         TOTAL                  APPRECIATION
                 SHARES      OPTIONS                            FOR OPTION
                 UNDERLYING  GRANTED TO                         TERM(1)
                 OPTIONS     EMPLOYEES IN   EXERCISE EXPIRATION
NAME             GRANTED(#)  FISCAL YEAR    PRICE    DATE       5%     10%
   ----------   ------------  --------   ----------   --------       --------
None

(1) Dollar amounts represent the potential realizable value of each grant of options assuming that the market price of the Common Stock appreciates in value from the date of grant to the expiration date at 5% and 10% annual rates of return. These calculations are not intended to forecast possible future appreciation, if any, of the price of Common Stock.


STOCK OPTION EXERCISES AND HOLDINGS

     The following table provides certain information concerning the unexercised options to purchase shares of Common Stock held by the Company's
Named Officers as of October 20, 1996. No stock options were exercised by any Named Officer of the Company during the fiscal year ended December 31, 1995.


                                                     VALUE OF UNEXERCISED
                  UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS AT
                  OPTIONS AT 10-30-96(#)             10-30-96 (1)
                     ---------------------------   ---------------------------
NAME              EXERCISABLE   UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
----------------  -----------   -------------      -----------   -------------
D.R. Cooley (2)                 3,000,000          $-0-          $25,000
D.R. Cooley (3)   1,000,000                        $100,000      $-0-


 Notes

(1) Dollar values are calculated based on the difference between the option exercise price and $0.47, the closing price of the Common Stock on October 31, 1996 as reported by Nasdaq.

(2) Granted in 1996. Exercisable at $.37 per share. Expires 24 months after the debt owed by the Company to Vera Corporation is fully paid and no longer outstanding or is bargained, sold, assigned, transferred or conveyed to a third party, and written notice form the Company of such payoff or transfer is given to the Optionee. The Vera debt is currently outstanding and option is therefor unexercisable.

(3) Granted in 1996. Exercisable as follows: 1.1 Up to 250,000 shares at $.37 per share, which is the fair value at the time this option is granted, on or before 12-31-96; 1.2 Any unexercised shares issuable pursuant to Section 1.1 herein and up to 250,000 additional shares, all at $.50 per share on or before 12-31-97; 1.3 Any unexercised shares issuable pursuant to Sections 1.1 and
1.2 herein and up to 250,000 additional shares, all at 50% of the bid price of the stock as quoted at the time notice of exercise is given, on or before 12-31-98; 1.4 Any unexercised shares issuable pursuant to Sections 1.1, 1.2, and 1.3 herein and up to 250,000 additional shares, all at 50% of the bid price of the stock as quoted at the time notice of exercise is given, on or before 12-31-99

Outside Directors are not currently receiving any compensation from the Company. Officers and Directors may be reimbursed for expenses incurred in attending board and shareholder meetings.

All future compensation, if any, to be paid to the Company's Officers or Directors will be established by the Board of Directors.

The Company provides a medical and dental insurance plan at no cost to all union and non-union employees. Company costs for the first year of operations was $355,000. Projected costs for the second year of operations are $425,000.

A 401(k) plan exists for union and non-union employees. The Company contributes $.05 per hour worked for union employees. First year costs were $7,500. Projected second year costs are $8,500. There is currently no contribution requirement to the non-union employees plan.

                         BUSINESS TO BE TRANSACTED

1.  RATIFICATION OF INDEPENDENT AUDITORS

   The Company is asking the stockholders to ratify the selection of Isler & Co. as the Company's independent auditors for the year ending December 31, 1996. The affirmative vote of the holders of a majority of the shares represented and voting at the Special Meeting will be required to ratify the selection of Isler & Co.

   In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent auditing firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

2. TO CONSIDER AND VOTE UPON A PROPOSAL FOR THE TOLLYCRAFT YACHT CORPORATION 1996 EMPLOYEE STOCK OPTION PLAN AND THE RESERVATION OF 15,000,000 SHARES OF COMMON STOCK FOR ISSUANCE PURSUANT TO OPTION GRANTS MADE UNDER THE 1996 PLAN.

     The Board of Directors of the Company approved the adoption of the 1996 Stock Option Plan (the "Plan"), a copy of which is annexed hereto as Exhibit A, subject to approval by the affirmative vote of a majority of the shares of Common Stock represented at the Special Meeting.

GENERAL

     Under the Plan, the Company will reserve an aggregate of 5,000,000 shares of Common Stock for issuance, of which no options to acquire shares are currently outstanding. The purpose of the Plan is to encourage stock ownership by certain officers, non-employee directors and key personnel, including consultants and advisors, of the Company and its wholly-owned subsidiaries, to give such persons a greater personal interest in the success of the Company's business, and to provide incentive to continue to advance and contribute to the Company. The Plan is administered by those members of the Board of Directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, if available, which committee selects the persons who will be granted options under the Plan, prescribes the terms and provisions of each option granted (which need not be identical), specifies the number of shares subject to each option, sets the option price and determines the maximum period during which options may be exercised.

     Options granted under the Plan may either be options qualifying as incentive stock options (the "Incentive Options") under Section 422(a) of the Internal Revenue Code of 1986, as amended, or non-qualifying options ("Nonqualified Options"). Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant; provided, however, that the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the outstanding Common Stock of the Company must not be less than 110% of such fair market value as determined on the date of the grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors, provided that no option may be exercisable more than ten years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of the grant.

     The individuals eligible to receive options under the Plan are employees, non-employee directors, advisors and consultants of the Company and its subsidiaries. In the event that an outstanding option terminates for any reason, the shares of Common Stock subject to the unexercised portion of such option shall again be available for grants under the Plan.

     Options granted under the Plan are nontransferable and nonassignable by the optionee, other than by will or the laws of descent and distribution, and are exercisable during his or her lifetime only by the optionee. No option may be exercised after the expiration of its term. The Company receives no proceeds upon the grant of options. Any proceeds received by the Company from the sale of Common Stock on the exercise of options shall be used for general corporate purposes.

     Upon the occurrence of certain events involving a recapitalization or reorganization of the Company, the committee will make appropriate adjustments to the number of shares covered by each outstanding option and the per share exercise price thereof, in its discretion, to prevent dilution or enlargement of rights.

     The Board of Directors of the Company may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the stockholders, no revision or amendment shall increase the number of shares of Common Stock that may be issued under the Plan, materially increase the benefits accruing to individuals holding options granted pursuant to the Plan or materially modify the requirements as to eligibility for participation in the Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of an Incentive Option or a Nonqualified Option would not result in income for the grantee or in a deduction for the Company.

     The exercise of a Nonqualified Option would result in ordinary income for the optionee and a deduction for the Company measured by the difference between the option price and the fair market value of the shares received at the time of exercise. Income tax withholding would be required.

     The exercise of an Incentive Option would not result in income for the grantee if the grantee (i) does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise and (ii) is an employee of the Company or a subsidiary of the Company from the date of grant until three months before the exercise date. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference, potentially subject to the alternative minimum tax.

     If the grantee disposes of the shares prior to the expiration of either of the holding periods, the grantee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

3. APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM MINNESOTA TO NEVADA AND EXCHANGE OF 25 SHARES OF MINNESOTA STOCK FOR 1 SHARE OF NEW NEVADA STOCK.

GENERAL

   The Board of Directors has approved and, for the reasons described below, recommends that the Company's stockholders approve a reorganization in which the Company's state of incorporation would be changed from Minnesota to Nevada. The Proposed Reincorporation would be accomplished by merging the Company ("Tollycraft-Minnesota") into a wholly-owned Nevada subsidiary called Tollycraft Corporation ("Tollycraft-Nevada"), newly formed for this purpose, with each twenty five (25) outstanding share of Tollycraft-Minnesota's Common Stock being exchanged for one (1) corresponding share of Common Stock of Tollycraft-Nevada. Although no Preferred Stock of Tollycraft- Minnesota is currently outstanding, the authorized number of shares of Preferred Stock of Tollycraft-Nevada will remain at 5,000,000. The authorized number of shares of Common Stock of Tollycraft-Nevada will be reduced from 100,000,000 to 10,000,000. The Proposed Reincorporation will be accomplished pursuant to the terms of an Agreement and Plan of Merger between Tollycraft-Minnesota and Tollycraft-Nevada, a copy of which is attached hereto as Appendix B-1. The proposed Tollycraft-Nevada Articles of Incorporation and By-Laws are attached hereto as Appendix B-2 and B-3 respectively.

   THE PROPOSED REINCORPORATION, IF APPROVED AND EFFECTED, WILL EFFECT A CHANGE IN THE LEGAL DOMICILE OF THE COMPANY, AND OTHER CHANGES OF A LEGAL NATURE. THE PROPOSED REINCORPORATION WILL NOT RESULT IN ANY SIGNIFICANT CHANGE IN THE COMPANY'S BUSINESS, MANAGEMENT, ASSETS, LIABILITIES, FISCAL YEAR, LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR NET WORTH.

   At and after the effective date of the Proposed Reincorporation of Tollycraft- Minnesota and Tollycraft-Nevada, each certificate that previously represented 25 shares of Common Stock of Tollycraft-Minnesota will be deemed to represent one share of Common Stock of Tollycraft-Nevada into which such shares of Tollycraft-Minnesota are convertible pursuant to the Agreement and Plan of Merger. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF TOLLYCRAFT-MINNESOTA TO CURRENTLY EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF TOLLYCRAFT-NEVADA. However, the Company currently plans to effect such exchange following the effectiveness of the Proposed Reincorporation.

   Assuming that the Proposed Reincorporation is approved, Tollycraft-Minnesota's 1996 Stock Option Plan and the two option agreements to the Chief Executive Officer (Stock Option and Incentive Stock Option Agreement) will be assumed by Tollycraft-Nevada. Assuming approval by the Company's stockholders of Proposal 2, a reserve of 9,000,000 Tollycraft- Minnesota shares of Common Stock will be established for issuance pursuant to option grants made under these plans. The Agreement and Plan of Merger provides that Tollycraft-Nevada will assume all options outstanding under the 1996 Stock Option Plan and such options will accordingly become exercisable for shares of Tollycraft-Nevada on the 25 for 1 basis. Stockholders should note that approval of the Proposed Reincorporation will constitute approval of the assumption by Tollycraft-Nevada of said options and the outstanding options and shares thereunder. In addition, all new option grants and share issuances under the 1996 Stock Option Plan will likewise relate to shares of Tollycraft-Nevada Common Stock on a 25 for 1 basis.

   The Company's 401(k) Plan and other employee benefits will remain in place.

   It is anticipated that the Proposed Reincorporation will be consummated immediately following receipt of the required shareholder and stockholder approvals. HOWEVER, THE PROPOSED REINCORPORATION MAY BE ABANDONED, EITHER BEFORE OR AFTER SHAREHOLDER APPROVAL, IF CIRCUMSTANCES ARISE WHICH, IN THE OPINION OF THE BOARD OF DIRECTORS, MAKE IT INADVISABLE TO PROCEED.

DISSENTERS' RIGHTS

   Shareholders of Tollycraft-Minnesota have the right to dissent from this business combination and are entitled to exercise those dissenter's rights pursuant to statutory provisions of the Minnesota Business Corporation Act. Such dissent, if done strictly in conformance with the statutory requirements, permits Tollycraft-Minnesota shareholders to be paid the "fair value" of their common stock ownership of Tollycraft-Minnesota. Under these statutory provisions, the term "fair value" means the value of shareholder's stock immediately prior to the effectiveness of the business combination. Tollycraft-Minnesota must notify its shareholders of this right to dissent, which is hereby being accomplished through delivery of this Information Statement to the shareholders of Tollycraft-Minnesota, and including herewith a copy of the statutory text which is appended hereto and constitutes Sections 302A.471 and 302A.473 of Minnesota Statutes as Appendix B-4.

   The following discussion is qualified in its entirety by the full text of the actual statute which is included herewith. Most important, all Tollycraft-Minnesota shareholders must realize that a failure to timely and properly comply with the strict legal procedures set out in these statutes will result in the loss of the shareholder's right to dissent from this business combination under Minnesota law. Moreover, shareholders of Tollycraft-Minnesota considering such a dissent should realize that the fair value of their common stock as determined under these statutory procedures could be more than, the same as, or less than the value of the securities they will hold after the merger is consummated in the event they do not dissent from it.

   Shareholders of Tollycraft-Minnesota wishing to exercise these rights to dissent and thereby demand the fair value of their common shares must first file, before the vote of shareholders is taken at the Special Meeting on the business combination, a written notice of their intent to demand the fair value of the shares of Tollycraft-Minnesota owned by them, and must in addition, not vote in favor of the merger. Their demand for fair value must be executed by or for the shareholder of record as such shareholder's name appears on his or her stock certificate, and it must be executed by all joint owners if applicable. Beneficial owners who are not record owners, if any, should instruct the record owner to comply with these Minnesota statutory requirements if they desire to exercise these dissenters' rights. Written election to so exercise this dissent by any Tollycraft-Minnesota shareholders should be mailed to or delivered to: The Board of Directors, Tollycraft Yacht Corporation, 2200 Clinton Avenue, Kelso, Washington 98626. This written demand should specify the shareholder's name, the number of shares owned by such shareholder, and simply state that the shareholder is dissenting and demanding the fair value of his or her shares.

   After the closing of the business combination between Tollycraft-Minnesota and Tollycraft and the exchange of common shares involved therewith, Tollycraft-Minnesota will cause to be mailed to each shareholder of Tollycraft-Minnesota who has asserted such dissenters' rights properly a notice that will contain (i) the address to which a demand for payment and Tollycraft-Minnesota stock certificate must be sent in order to receive payment and the date by which they must be received, (ii) a form to be used to certify the date on which the Tollycraft-Minnesota shareholder acquired his or her Tollycraft-Minnesota shares, and (iii) another copy of Sections 302A.471 and 302A.473 of Minnesota Statutes together with a brief description of these statutes. To receive the fair value of his or her common stock, the dissenting shareholder must demand payment and deposit his or her stock certificates within 30 days after such notice is given. After this demand for payment is received from any dissenting shareholder, Tollycraft-Minnesota will then cause to be remitted to such shareholder the fair value of his or her shares of Tollycraft-Minnesota along with interest as required by the statute, and such remittance shall be accompanied by certain financial information, a brief description of the method used to determine the fair value of the shares, and another copy of Sections 302A.471 and 302A.473 of Minnesota Statutes with a brief description of the procedures to be followed to demand supplemental payment. If payment is not remitted within 60 days after receiving shares from a dissenting shareholder, Tollycraft-Minnesota must return all share certificates to such shareholder.

   If a dissenting shareholder believes that the amount remitted by Tollycraft-Minnesota is less than the fair value of his or her shares, plus interest, such dissenting shareholder may give written notice to Tollycraft-Minnesota of his or her own estimate of the fair value, and demand a supplemental payment for the resulting difference. Any demand for such supplemental payment must be made within 30 days after Tollycraft-Minnesota has mailed its original remittance to the dissenting shareholder. Within 60 days after receipt of such demand for supplemental payment, Tollycraft-Minnesota must either pay the supplemental amount to the dissenting shareholder or file a court petition to judicially determine the fair value of the shares, and such court determination is then binding on all shareholders of Tollycraft-Minnesota who dissent, wherever located. A dissenting shareholder is entitled to judgment for the amount by which the fair value as determined by such court exceeds the amount, if any, already remitted to the dissenting shareholder.

   In the event such a court action to determine the fair value of Tollycraft-Minnesota common shares occurs, the court shall determine the costs and expenses and compensation of any appraisers appointed by the court and attorneys fees, and may assess such costs, expenses and fees against Tollycraft-Minnesota, excepting that the court may assess all or part of such costs against a dissenter if the court finds the action of such dissenter in demanding payment was arbitrary, vexatious, and not in good faith. The Court also may, in its discretion, award fees and expenses to an attorney for dissenting shareholders out of the amount awarded to the dissenting shareholders.

PRINCIPAL REASONS FOR REINCORPORATION

   The Company's business was originally in Minnesota but subsequent to the acquisition of Tollycraft Acquisition Corporation the major manufacturing activities of the Company are in the State of Washington and sales of boats are throughout the United States. Nevada in recent years has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Because of this policy the Board of Directors has recommended the Proposed Reincorporation of the Company under Nevada Law.

FEDERAL INCOME TAX CONSEQUENCES

   The following discussion of the federal income tax consequences of the Proposed Reincorporation is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. The Company has not requested or received any formal legal opinions, nor has it requested or received any advance rulings from the Internal Revenue Service with respect to the tax considerations discussed below. This discussion is for general information only. Not all of the tax consequences that may be relevant to a particular stockholder (such as non-resident aliens, foreign corporations or broker/dealers) are discussed. Furthermore, the discussion which follows does not consider the possible impact or consequences of any events other than those specifically described herein. Finally, no foreign, state or local tax consequences are discussed. Accordingly, stockholders are urged to consult their own tax advisors and must rely on their own tax advisors as to the specific federal, state, local or foreign tax consequences to them of the Proposed Reincorporation.

   The Proposed Reincorporation is intended to qualify as a reorganization under the Internal Revenue Code. Accordingly, the Company expects that no gain or loss will be recognized by the stockholders of Tollycraft-Minnesota, or by either Tollycraft-Minnesota or Tollycraft-Nevada.

   Each former holder of 25 shares of Tollycraft-Minnesota Common Stock will have the same basis in one share of Tollycraft-Nevada Common Stock received by such person pursuant to the Proposed Reincorporation as such person had in the Tollycraft-Minnesota Stock held immediately prior to the consummation of the Proposed Reincorporation. Each Tollycraft-Minnesota stockholder will have a holding period with respect to the Tollycraft-Nevada Common Stock received in the Proposed Reincorporation which will include the period during which such person held the corresponding Tollycraft-Minnesota Stock provided that such Tollycraft-Minnesota Stock was held as a capital asset at the effective time of the Proposed Reincorporation.

4. TO RATIFY THE PAST ACTIONS OF THE BOARD OF DIRECTORS.

The Board of Directors serve the shareholders and as such will request that the shareholders ratify all past actions which they have taken in the past.

                        FORM 10-SB, 10-QSB

   THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE REGISTRATION STATEMENT ON FORM 10-SB, INCLUDING THE COMMENT LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION, AND THE MOST RECENT 10-QSB's. REQUESTS SHOULD BE SENT TO INVESTOR RELATIONS.

           COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to the Company, the Company believes that, during the period from January 1996 through November 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.

                        STOCKHOLDERS' PROPOSALS

     Proposals of stockholders to be presented at the annual meeting to be held in 1997 must be received for inclusion in the Company's proxy statement and form of proxy by February 28, 1997.

                            OTHER BUSINESS

   The Board of Directors knows of no other business that will be presented for consideration at the Special Meeting.


Dated: November 13, 1996                    By Order of the Board of Directors
                                APPENDIX A
                       TOLLYCRAFT YACHT CORPORATION
                      1996 EMPLOYEE STOCK OPTION PLAN

                                    ARTICLE I
                                     PURPOSE

        The purpose of the Tollycraft Yacht Corporation ("Tollycraft" or the "Company") 1996 Employee Stock Option Plan (hereinafter referred to as the "Plan") is, through the opportunity for greater stock ownership, to provide officers, consultants, directors and other key employees (all such persons hereinafter referred to as "Key Persons") of Tollycraft and its subsidiaries with an additional incentive to continue and increase their efforts with respect to Tollycraft and to develop a personal and active interest in the broader growth and greater financial success of Tollycraft. The
Plan may grant such Key Persons "Incentive" and "Nonqualified" options for the acquisition of common shares (the "Shares" or "Option Shares") of Tollycraft.

        Options granted under the Plan may be either options which are intended to be incentive stock options within the meaning of Section 422 of the Internal
Revenue Code of 1986, as amended (the "Code"), or any successor provision
("Incentive Options") or options that do not qualify as incentive stock options under the Code ("Nonqualified Options"). The Company may provide for the exercise of options in installments or otherwise and for such periods from the date of grant as it may in its discretion determine; provided, however, that any incentive stock option granted under the Plan shall be exercisable for a period of not more than ten years from the date of grant.

        In the event common shares of the Company are registered pursuant to the
Securities Act 1933, as amended (the "Act"), Shares under the Plan may be unrestricted ("unrestricted shares"), alternatively, Shares under the Plan may be subject to restrictions imposed for common shares that have not been registered under the Act, ("restricted shares"). Grants under the Plan may be subject to such other terms and conditions, not inconsistent with the Plan, as may be determined by Tollycraft.

                                   ARTICLE II
                              RESERVATION OF SHARES

        a) The total number of Shares of the Company which may be issued under the Plan shall be 15,000,000 shares of the common stock of the Company. The Shares to be optioned under the Plan may be unissued shares or treasury shares.
Shares subject to an option which remain unpurchased at the expiration, termination or cancellation of an option shall again be available for use under the Plan.

        b) No Shares shall be issued until all of the terms and conditions pursuant to the option granting such Shares have been satisfied. A holder of an option shall have none of the rights of a shareholder of the Company until the
Shares are issued to such person.

                                   ARTICLE III
                                 ADMINISTRATION

        a) The Plan shall be administered by the Board of Directors of the
Company  (the  "Board")  or  a  committee  of  directors  of  the  Company
(the
"Committee") which shall be appointed by the Board and which shall consist of two or more disinterested directors. In the event two or more disinterested directors are not available to be elected to the Committee, the Board shall act in place of the Committee. Vacancies in the Committee shall be filled by the
Board.

        b) The Board or, to the extent authorized by the Board, the Committee shall, to the extent not inconsistent with the Plan, have the power to select
Key Persons to whom options shall be granted; determine the number of restricted or unrestricted Shares to be granted; determine the other terms and conditions, if any, to which any grant of Shares or options shall be subject and to amend, modify or waive any terms or conditions of any such grant (provided, however, that no such amendment or modification shall impair any outstanding right of any participant without the consent of such participant, except to the extent permitted under the terms and conditions of such grant as then in effect); and authorize any action of or make any determination by the Company and prescribe such provisions and interpretations in connection with the Plan as the Board or the Committee shall deem necessary or advisable for carrying out the purposes of the Plan. Each member of the Board or Committee, and, to the extent provided by the Board or the Committee, any other person to whom duties or powers shall be delegated in connection with the Plan, shall incur no liability with respect to any action taken or omitted to be taken in connection with the Plan and shall be fully protected in relying in good faith upon the advice of counsel, to the fullest extent permitted under applicable law.

                                   ARTICLE IV
                                   ELIGIBILITY

        An option may be granted to any officer or other Key Person, provided that any person to whom an option is granted shall be a Key Person to the
Company at the time an option is granted. An Incentive Stock Option shall be granted only to an employee of the Company.

                                    ARTICLE V
                                      PRICE

        a) The option exercise price per Share with respect to each option shall be based on the fair market value of such stock on the date an option to purchase the same is granted. In making such determination, the Board or Committee may rely on market quotations, if available, and upon independent appraisals of the stock or such other information deemed appropriate by the Board or Committee.


       b) Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant; provided, however, that the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the outstanding Common Stock of the Company must not be less than 110% of such fair market value as determined on the date of the grant.

                                   ARTICLE VI
                            CHANGES IN PRESENT STOCK

        In the event the common shares of the Company are changed into a different number of securities by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares and the like, the optionee of any option granted under the Plan shall receive, upon exercise of his option, the new number of securities recorded by the
Company on account of any such change.

                                   ARTICLE VII
                               EXERCISE OF OPTIONS

        An optionee shall exercise an option by delivery of a signed, written notice to the Company, specifying the number of Shares to be acquired, the date the acquisition is to be consummated, together with payment of the full purchase price for the Shares. The Company may accept payment from a broker on behalf of the optionee any may, upon receipt of signed, written instructions from the optionee, deliver the Shares directly to the broker. The date of receipt by the
Company of the final item required under this paragraph shall be the date of exercise of the option.

                                  ARTICLE VIII
                                OPTION PROVISIONS

        Each option granted under the Plan shall be in such form as the Board or
Committee may from time to time approve. All options under the Plan are intended to be granted as "incentive" or "non-qualified" stock options. All options granted under the Plan shall be subject to the following terms and conditions unless otherwise varied by the Board or Committee.

       a) DOLLAR  LIMITATIONS.  Each Incentive option grant shall constitute an
"qualified" stock option eligible for favorable tax treatment under Section
422
of the Code, provided that no more than $100,000 of such options (based upon the fair market value of the underlying shares as of the date of grant) can first become exercisable for any employee in any calendar year. To the extent any option grant exceeds the $100,000 limitation, it shall constitute a non-qualified stock option. Each stock option agreement shall specify to which it is an incentive and/or a non-qualified stock option. For purposes of this paragraph, options granted under all plans of the Company and affiliated companies which are qualified under Section 422 of the Internal Revenue Code shall be included.

       b) PAYMENT.   The full purchase price of the Shares acquired upon the
exercise of any option shall be paid in cash, by certified or cashier's check, by common stock of the Company, or by cancellation of indebtedness of the Company.

        c) EXERCISE PERIOD. The period for exercising an option shall commence not earlier than one (1) week from the date of grant and shall end no more than ten years from the date of grant, provided however, an Incentive Option granted to an eligible employee owning more than 10% of the Common Stock, shall end no more than five years after the date of the grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.

        d) RIGHTS OF OPTIONEE BEFORE EXERCISE.     The holder of an option
shall
not have the right of a stockholder with respect to the Shares covered by his or her option until such Shares have been issued to him or her upon exercise of an option.

        e) NO RIGHT TO CONTINUED EMPLOYMENT. Nothing herein shall be construed to confer upon any optionee any right to continue in the employ of the Company or to interfere in any way with the right of the Company as an employer to terminate his or her employment at any time, nor to derogate from the terms of any written employment agreement between the Company and the optionee.

        f)  NON-TRANSFERABILITY  OF OPTION    No option shall be transferable
by
the optionee otherwise than by will or by the laws of decent and distribution, and each option shall be exercisable during the optionee's lifetime only by the optionee.

        g) DATE OF GRANT. The date on which the Board or Committee approves the granting of an option shall be considered the date on which such option is granted.

                                   ARTICLE IX
                            RESTRICTIONS ON TRANSFER

        During any period in which the offering of the Shares under the Plan is not registered under federal and state securities laws, the optionee shall agree in the Stock Option Agreements that they are acquiring the Shares under the Plan for investment purposes, and not for resale, and that the Shares cannot be resold or otherwise transferred except pursuant to registration or unless, in the opinion of counsel for the Company, registration is not required.

        Any restrictions upon Shares acquired upon exercise of an option pursuant to the Plan and the Stock Option Agreement shall be binding upon the optionee and his or her heirs, executors, and administrators . Any stock certificate issued under the Plan which is subject to restrictions shall be endorsed so as to refer to the restrictions on transfer imposed by the Plan and by applicable securities laws.

                                    ARTICLE X
                           RELATIONSHIP TO OTHER PLANS

        Nothing in this Plan shall  prevent the Company or any  subsidiary from
adopting or continuing other or additional compensation arrangements, including
without   limitation   plans   providing  for  the  granting  of  restricted
or
unrestricted stock options and cash or common stock performance bonuses. Grants under the Plan may form a part of or otherwise be related to such other or additional compensation arrangements.

                                   ARTICLE XI
                          AMENDMENT AND DISCONTINUANCE

        The  Board  shall  have the  right at any time and from  time to time to
amend,  modify,  or  discontinue  the Plan,  except that (a) no such amendment,
modification,  or  discontinuance  shall  revoke or alter the terms of any valid
option  previously  granted in accordance with the Plan,  without the consent of
the holder of the option,  and (b) no action of the Board may,  without approval
by the affirmative vote of a majority of the vote of the stockholders  cast at
a
meeting at which a quorum is present,  (i) increase the maximum number of shares
subject to the Plans,  or (ii)  materially  increase  the  benefits  accruing to
participants   under  the  Plan  or  materially   modify  the  requirements
for
eligibility under the Plan.

                                   ARTICLE XII
                              GOVERNMENT REGULATION

        The Plan and the grant of options thereunder shall be subject to all applicable governmental rules and regulations; and, any other provisions of this
Plan to the contrary notwithstanding, the Board may in its discretion and without any shareholder action, make such changes in the Plan as may be required, in its opinion, to conform the Plan to such rules and regulations.

                                  ARTICLE XIII
                             EFFECTIVE DATE OF PLAN

        The Plan shall become effective on such date as the Board shall determine, but subject to the approval by the affirmative vote of the holders of a majority of the shares of the Company. The Plan will terminate ten years from its effective date unless sooner terminated by the Board.

                             CERTIFICATE OF ADOPTION

     The undersigned, duly appointed Secretary of Tollycraft, Inc., hereby certifies that the Board of Directors and a majority of the shareholders of the
Company adopted the foregoing Plan on ________________.



_______________________________________

                                 FORM OF
                      TOLLYCRAFT YACHT CORPORATION
                         STOCK OPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, Tollycraft Yacht Corporation, a California corporation, hereby irrevocably grants to the Key Person named below a stock option (the "Option") to purchase any part or all of the specified number of shares of its Common Stock upon the terms and subject to the conditions set forth in the Tollycraft Yacht Corporation 1996 Employee Stock Option Plan at the specified purchase price per share without commission or other charge.


Name of Key Person:                         __________________________________

Social Security Number:                     __________________________________

Number of Shares covered by Option
_______________________(__________)
(the "Option Shares"):

Purchase Price Per Option Share:
_______________________($_________)

Fair Market Value Per Option Share:
_______________________($_________)
[ ] Incentive Option   [ ] Nonqualified Option

Minimum Number of Option Shares Per Partial
Exercise (unless Optionee exercises all of the
Option then exercisable):                            One hundred (100)


The period for exercising this option shall commence on __________________ and end on ___________________. (Commence not earlier than one (1) week from the date of grant and shall end no more than ten years from the date of grant, provided however, an Incentive Option granted to an eligible employee owning more than 10%
of the Common Stock, shall end no more than five years after the date of the grant. Outstanding options shall become immediately exercisable in full in the event that the Company is acquired by merger, purchase of all or substantially all of the Company's assets, or purchase of a majority of the outstanding stock by a single party or group acting in concert.)



Date of this Agreement: _________________

TOLLYCRAFT YACHT CORPORATION
___________________________________
                                               Key Person's Signature
By:_______________________________________     Residence Address:



___________________________________



___________________________________

                                APPENDIX B

                 PROPOSED FORM OF AGREEMENT AND PLAN OF MERGER
                 OF TOLLYCRAFT CORPORATION A MINNESOTA CORPORATION AND TOLLYCRAFT CORPORATION A NEVADA CORPORATION

   THIS AGREEMENT AND PLAN OF MERGER dated as of ___________________, 1996,
(the
"Agreement") is between Tollycraft Yacht Corporation, a Nevada corporation ("Tollycraft-Nevada") and Tollycraft Yacht Corporation, a Minnesota corporation
("Tollycraft-Minnesota"). Tollycraft-Nevada and Tollycraft-Minnesota are sometimes referred to herein as the "Constituent Corporations."

                                R E C I T A L S

   A. Tollycraft-Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital stock of 5,000,000 shares of Preferred Stock and 50,000,000 shares of Common Stock, $.001 par value per share. As of ___________, 1996, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Tollycraft-Minnesota. No shares of Preferred Stock are outstanding.

   B. Tollycraft-Minnesota is a corporation duly organized and existing under the
laws of the State of Minnesota and has an authorized capital stock of
5,000,000
shares of Preferred Stock and 100,000,000 shares of Common Stock, no par value per share. As of October 20, 1996, 55,000,000 shares of Common Stock were issued and outstanding. No shares of Preferred Stock are outstanding.

   C. The Board of Directors of Tollycraft-Minnesota has determined that, for the purpose of effecting the reincorporation of Tollycraft-Minnesota in the State of
Nevada, it is advisable and in the best interests of Tollycraft- Minnesota that
Tollycraft-Minnesota merge with and into Tollycraft-Nevada upon the terms and conditions herein provided.

   D. The respective Boards of Directors of Tollycraft-Nevada and Tollycraft-Minnesota have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective stockholders and sole shareholder, and executed by the undersigned officers.

   E. Tollycraft-Nevada is a wholly-owned subsidiary of Tollycraft-Minnesota.

   NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Tollycraft-Nevada and Tollycraft-Minnesota hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                             I. MERGER

1.1 MERGER. In accordance with the provisions of this Agreement, the Minnesota
Business Corporation Act and the Nevada General Corporation Law, Tollycraft-Minnesota shall be merged with and into Tollycraft-Nevada (the Merger"), the separate existence of Tollycraft-Minnesota shall cease and Tollycraft-Nevada shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be Tollycraft Yacht Corporation.

 1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

     (a) This Agreement and the Merger shall have been adopted and approved by the board of directors and/or the stockholders of each Constituent Corporation in accordance with the requirements of the Minnesota Business Corporation Act and the Nevada General Corporation Law;

     (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

     (c) An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the Minnesota Business
Corporation Act and Nevada General Corporation Law shall have been filed with the
Secretary of State of the State of Minnesota, and the Secretary of State of the
State of Nevada, respectively.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Tollycraft-Minnesota shall cease and Tollycraft-Nevada, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the
Merger, (ii) shall be subject to all actions previously taken by its and Tollycraft-Minnesota's Board of Directors, (iii) shall succeed, without other transfer or action on the part of any other party, to all of the assets, rights, powers and property of Tollycraft-Minnesota in the manner more fully set forth in the Nevada General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Tollycraft-Nevada as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer or other action on the part of any other party, to all of the debts, liabilities and obligations of Tollycraft- Minnesota in the same manner as if Tollycraft-Nevada had itself incurred them, all as more fully provided under the applicable provisions of the Minnesota Business Corporation Act and the Nevada General Corporations Law.

             II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 ARTICLES OF INCORPORATION. The Articles of Incorporation of Tollycraft-Nevada as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 BYLAWS. The Bylaws of Tollycraft-Nevada as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the
Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 DIRECTORS AND OFFICERS. The directors and officers of Tollycraft-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Articles of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                       III. MANNER OF CONVERSION OF STOCK

3.1 TOLLYCRAFT-MINNESOTA COMMON STOCK. Upon the Effective Date of the Merger, each twenty five (25) shares of Tollycraft-Minnesota Common Stock, par value $.001 per share, issued and outstanding immediately prior thereto shall by virtue of the Merger and without any action by the Constituent Corporations, the holder
of such shares or any other person, be converted into and exchanged for one
(1)
fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

3.2 TOLLYCRAFT-MINNESOTA OPTIONS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume all of the rights and obligations of Tollycraft-Minnesota under its an Incentive Stock Option, Stock Option, and, if adopted, the 1996 Stock Option Plan. Each outstanding and unexercised option to purchase Tollycraft-Minnesota Common Stock (an "Option") shall become, on the basis of one (1) share of the Surviving Corporation's Common Stock for each twenty five (25) shares of Tollycraft-Minnesota Common Stock issuable pursuant to any such Option, an option to purchase the Surviving Corporation's Common Stock on the same terms and conditions set forth in such option. As of October 31, 1996, options to purchase 4,000,000 shares of Tollycraft-Minnesota Common Stock were outstanding and unexercised, with an additional 5,000,000 shares to be reserved pursuant to the approval of the 1996 Employee Stock Option Plan.

3.3 TOLLYCRAFT-NEVADA COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $.001 par value, of Tollycraft-Nevada issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Tollycraft-Nevada, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Tollycraft-Minnesota
Common Stock may be asked to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Tollycraft-Minnesota Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock, respectively, into which such shares of Tollycraft-Minnesota Common Stock, as the case may be, were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above. Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Tollycraft-Minnesota so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of the Surviving Corporation's stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                                  IV. GENERAL

4.1 COVENANTS OF TOLLYCRAFT-NEVADA. Tollycraft-Nevada covenants and agrees that it will, on or before the Effective Date of the Merger:

   (a) File any and all documents with the Minnesota Franchise Tax Board necessary for the assumption by Tollycraft-Nevada of all of the franchise tax liabilities of Tollycraft-Minnesota.

   (b) Take such other actions as may be required by the Nevada General Corporation Law to effect the Merger.

   (c) Take such other actions as may be required by the Minnesota Business Corporation Act to effect the Merger.

4.2 FURTHER ASSURANCES. From time to time, as and when required by Tollycraft-Nevada or by its successors or assigns, there shall be executed and delivered on behalf of Tollycraft-Minnesota such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Tollycraft-Nevada the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Tollycraft-Minnesota and otherwise to carry out the purposes of this Agreement, and the officers and directors of Tollycraft-Nevada are fully authorized in the name and on behalf of Tollycraft-Minnesota or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Tollycraft-Minnesota or of Tollycraft-Nevada, or of both, notwithstanding the approval of this Agreement by the stockholders of Tollycraft-Minnesota or by the sole shareholder of Tollycraft-Nevada, or by both.

4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Minnesota; provided, that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation to be effected by the
Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.5 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 2200 Clinton Avenue,
Kelso, WA 48626 and copies thereof will be furnished to any shareholder of either
Constituent Corporation, upon request and without cost.

4.6 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Nevada and, so far as applicable, the merger provisions of the Minnesota Business Corporation Act.

4.7 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4.8  APPROVAL OF TOLLYCRAFT-MINNESOTA AS SOLE SHAREHOLDER OF TOLLYCRAFT-
NEVADA.
By its execution and delivery of this Agreement, Tollycraft-Minnesota, as sole shareholder of Tollycraft-Nevada, consents to, approves and adopts this Agreement and approves the Merger. Tollycraft-Minnesota agrees to execute such further instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole shareholder of Tollycraft-Nevada.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Tollycraft Corporation, a Minnesota Corporation, and
Tollycraft Corporation, a Nevada Corporation is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

TOLLYCRAFT YACHT CORPORATION          TOLLYCRAFT YACHT CORPORATION
a Minnesota corporation               a Nevada corporation

By: ______________________________    By: ________________________________
Title: ___________________________    Title: _____________________________

ATTEST:___________________________    ATTEST: ____________________________
Title: ___________________________    Title: _____________________________

                                APPENDIX B-2

                                  PROPOSED
                        ARTICLES OF INCORPORATION OF
                        TOLLYCRAFT YACHT CORPORATION

         ARTICLE I: The name of the corporation is TOLLYCRAFT YACHT
CORPORATION.
         ARTICLE II: The principal office in the State of Nevada is located at , Las Vegas,
County of Clark, State of Nevada. The name and address of the corporation's resident agent is:  ________________________________ .
         ARTICLE III: The purpose of this corporation is to engage in any lawful activity for which a corporation may be organized under the laws of Nevada other than the
banking business, the trust company business or the practice of a profession.
         ARTICLE IV: This corporation is authorized to issue up to an aggregate of total of
55,000,000 shares of capital stock, consisting of:
         a) 50,000,000 common shares, each having a par value of $0.001.
         b) 5,000,000 preferred shares in whatever series and terms are deemed proper form time to time by the Board of Directors of the corporation at their discretion, including different par or stated values for different series of preferred shares.
         There shall be no cumulative voting, and all pre-emptive rights are denied. Each share shall entitle the holder thereof to one vote.
         ARTICLE V: The governing board shall be known as directors, the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws, provided that the number of directors shall not be reduced to less than three.
         ARTICLE VI: The capital stock of the corporation, after the amount of the
subscription price has been paid in money, property, or services, as the directors
shall determine, shall not be subject to assessment to pay the debts of the corporation, nor for any other purpose, and no stock issued as fully paid up shall ever be assessable or assessed, and the Articles of Incorporation shall not be amended in this particular.
         ARTICLE VII: The name and post office address of the incorporator signing the
Articles of Incorporation is as follows:
_____________________________________________
______________________________________________________________________________
______.
         ARTICLE VIII: The corporation is to have perpetual existence.
         THE UNDERSIGNED, being the incorporator hereinbefore named for the purpose of forming this corporation, does make and file these Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true.

__________________________________

State of California
County of San Diego

On _____________________, personally appeared before me, a notary public, _____________________________________________,who executed the above instrument.




__________________________________
Signature of Notary

                                APPENDIX B-3

                                  PROPOSED
                                   BY-LAWS
                                     OF
                        TOLLYCRAFT YACHT CORPORATION
                            A Nevada Corporation
                          (Adopted ______________)

                                  ARTICLE I
                                Shareholders

         Section 1. Annual Meeting. The regular annual meeting of the shareholders of the
Corporation shall be held at the office of the Corporation in Kelso, Washington, or at such other place as may be ordered by the Board of Directors, on May 15 each year, if it be not a legal holiday and if it be a legal holiday, then on the next succeeding day not a legal holiday; provided, however, that the Board of Directors may postpone such meeting for a period of time not in excess of 90 days upon appropriate resolution. The officers of the Corporation shall present their annual reports and the Secretary shall have on file for inspection and reference, an authentic list of the shareholders, giving the amount of shares held by each as shown by the share books of the Corporation, 10 days before the annual meeting. If there is a failure to hold the annual meeting for a period of 90 days after the date designated therefor the board of directors shall order a meeting to be held upon the application of any shareholder to the Corporation.

         Section 2. Special Meetings. Special meetings of the shareholders may be called by the Chairman of the Board of Directors, the President, a Vice President or on call signed by one or more shareholders holding an aggregate of not less than 20% of the outstanding shares entitled to vote at the meeting. The Board of Directors may designate any place as the place for any annual meeting or for any special meeting called by the Board of Directors. If a special meeting shall be called otherwise than by the Board of Directors, the place of meeting shall be in the city of the principal office of the Corporation. Calls for special meetings shall specify the time, place and object or objects thereof, and no other business than that specified in the call shall be considered in any such meeting.

         Section 3. Notice of Meetings. Written notice stating the place, date and hour of the meeting, and, in case of a special meeting, the purpose for which the meeting is called, shall be delivered not less than 10 nor more than 50 days before the date of the meeting, either personally or by mail (postal, express or electronic), by or at the direction of the President or the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting, except that if the authorized capital shares are to be increased, at least 20 days' notice shall be given. If requested by the person or persons lawfully calling such meeting, the
Secretary shall give notice thereof, at corporate expense. Any shareholder may waive notice of any meeting. Notice to shareholders of record, if mailed, shall be deemed given as to any shareholder of record, when deposited in the mail (postal, express or electronic), addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid, but if three successive letters mailed to the last-known address of any shareholder of record are returned or acknowledged as undeliverable, no further notices to such shareholders shall be necessary, until another address for such shareholder is made known to the
Corporation.

         Section 4. Action Without a Meeting. Except as may otherwise be provided by the
Articles of Incorporation or By-Laws, any action required to be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         Section 5. Closing Transfer Books. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other purpose, the Board of Directors may provide that the share transfer books shall be closed for any stated period not exceeding 50 days. If the share transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such date in any case to be not more than 50 days and, in case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the share transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination or shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such a determination shall apply to any adjournment thereof. The officer or agent having charge of the share transfer books for shares of the Corporation shall make, at least 10 days before each meeting of shareholders, a complete record of the shareholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which record, for a period of ten days before each such meeting, shall be kept on file at the principal office of the Corporation, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual hours. Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting. The original share transfer books shall be prima facie evidence as to who are the shareholders entitled to examine such record or transfer books or to vote at any meeting of shareholders.

         Section 6. Election of Directors. Subject to Section 1 of Article II of these By-
Laws and the Articles of Incorporation, at each annual meeting of the shareholders of the Corporation, a number of directors equal to the number whose terms are expiring shall be elected to serve until their successors are duly elected and qualified, unless they sooner resign. Election of directors shall be by such of the shareholders as attend for the purpose, either in person or by proxy, provided that if a majority of the outstanding shares entitled to vote is not represented, in person or by proxy, such meeting may be adjourned by the shareholders present for a period not exceeding 50 days at any one adjournment. At such election of directors, cumulative voting shall not be allowed.

         Section 7. Quorum. A majority of the outstanding shares entitled to vote exclusive of treasury shares, represented in person or by proxy, shall be necessary to constitute a quorum at meetings of the shareholders. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, except in those cases where it is otherwise provided by law. In the absence of a quorum, those present in person or by proxy may adjourn the meeting from time to time without further notice but in no event for a period to exceed 50 days at any one adjournment. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.
The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken is approved by a majority of the shareholders required to initially constitute a quorum.

         Section 8. Proxies. Any shareholder entitled to vote may be represented at any regular or special meeting of the shareholders by a duly executed proxy. The proxy shall be in writing and properly signed and filed with the Secretary before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy.

         Section 9. Order of Business. The order of business at the annual meeting and so far as is practicable at all other meetings of the shareholders, shall be as follows:
(1) Calling of roll.
(2) Proof of due notice of meeting.
(3) Reading and disposal of any unapproved minutes.
(4) Annual reports of officers and committees.
(5) Election of directors.
(6) Unfinished business.
(7) New business.
(8) Adjournment.

                                 ARTICLE II
                                  Directors

         Section 1. Number and Qualifications. The property interests, business and transactions of the Corporation shall be managed and conducted by a Board of Directors which, except as otherwise provided for in the Articles of Incorporation, shall consist of not less than 3 nor more than 11 persons (however, if there are less than 3 shareholders, the number of directors maybe less than 3 but not less than the number of shareholders), as shall be fixed from time to time by the Board of Directors, as hereinafter provided. The Board of Directors shall be elected annually by ballot of the holders of the shares of the Corporation entitled to vote thereon for the term of one year and shall serve until the election and qualification of their successors, unless they sooner resign. The number of directors may be increased at any time by a majority vote of the whole Board of Directors. The number of directors may be decreased at any time by a majority vote of the whole Board of Directors, except that no decrease in the number of directors shall have the effect of shortening the terms of any incumbent director.

         Section 2. Duties. The Board of Directors shall exercise a general supervision over the affairs of the Corporation, authorize the issuance and sale of shares of the
Corporation, receive and pass upon the reports of the Secretary and Treasurer, audit all bills and accounts against the Corporation and fix or delegate authority to fix the compensation of officers and employees of the Corporation. The Board may direct any officer or officers of the Corporation to transact any particular branch of business which it may see fit to designate. The Board of Directors may, from time to time, employ such persons as the Board may deem necessary for the carrying on of the business of the Corporation, any of whom may also be officers or directors of the Corporation.

         Section 3. Committees. The Board of Directors by resolution passed by a majority of the whole Board of Directors may designate from among its members an Executive
Committee, or one or more other committees each of which, to the extent provided in the resolution or in the Articles of Incorporation or the By-Laws of the Corporation, shall have all the authority of the Board of Directors, but no such committee shall have the authority of the Board of Directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the
Corporation or a revocation thereof, or amending the By-Laws of the Corporation. The designation of such committees and the delegation thereto shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

         Section 4. Vacancies. Any director may resign at any time by giving written notice to the President or to the Secretary of the Corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors through less than a quorum of the Board of
Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office, or by an election at an annual meeting or at a special meeting of the shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next annual meeting of shareholders and until his successor has been elected and qualified.

         Section 5. Meetings. The annual meeting of the Board of Directors shall be held immediately following the annual shareholders' meeting. The Board of Directors shall meet at such other time or times as they may from time to time determine. Special meetings of the Board of Directors may likewise be held on the written call of the
Chairman of the Board, the President or of any two members of the Board.

         Section 6. Place of Meeting. The Board of Directors of any committee designated by such Board may hold its meetings at such place or places as the Board may from time to time determine, or, with respect to its meetings, as shall be specified or fixed in the respective notices or waivers of notice or such meetings.

         Section 7. Conference Telephone. One or more directors may participate in a meeting of the Board, of a committee of the Board or of the stockholders, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in this manner shall constitute presence in person at such meeting.

         Section 8. Special Meetings; Notice. Special meetings of the Board of Directors or any committee designated by such Board, shall be held whenever called by the
President or by two of the directors. Notice of each such meeting shall be mailed to each director, addressed to him at his address as it appears on the records of the
Corporation, at least three days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, or be delivered personally, not later than one day before the day on which the meeting is to be held. The notice of each such special meeting shall indicate briefly the subjects thereof. No notice of the time, place or purpose of any meeting of the Board of Directors or any committee designated by such Board need be given to any director or committee person who attends in person or who, in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice. No notice need be given of any adjourned meeting of the Board of Directors.

         As to any director who shall sign the minutes of any special or regular directors' meeting, such meeting shall be deemed to have been legally and duly called, noticed, held and construed as if all the directors were actually present at said meeting, and all who signed the minutes were duly noticed or waived notice, and the signature of any director to the minutes of a meeting shall for all purposes and as to all persons be held to be an approval of the action thereof.

         Section 9. Action Without a Meeting. Except as may otherwise be provided by the
Articles of Incorporation or By-Laws, members of the Board of Directors or any committee designated by such Board may participate in a meeting of the Board or committee by means of conference, telephone, or similar communications equipment by which all persons participating in the meeting can contemporaneously understand each other. Such participation shall constitute presence in person at a meeting. Any action required to be taken by the Board of Directors, or a committee thereof, or any other action which requires director approval may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors or all the committee members entitled to vote with respect to the subject matter thereof.

         Section 10. Quorum and Manner of Acting. A majority of the number of member of the Board of Directors shall form a quorum for the transaction of business at any regular or special meeting of the Board of Directors. Except as otherwise provided by law, by the Articles of Incorporation, or by these By-Laws, the act of a majority of the directors present, provided the same constitute a quorum, shall be the act of the
Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum be had. Each director shall have one vote.

         Section 11. Election of Officers. At the first meeting of the Board of Directors, after the annual election, the Chairman of the Board and/or the President, the Secretary, and the Treasurer/Chief Financial Officer shall be, and any Vice President(s) may be, elected to serve for the ensuing year and until the election of their respective successors, and an Executive Committee may be elected. Election shall be by ballot and the majority of the votes cast shall be necessary to elect. Any vacancies that occur may be filled by the Board of Directors for the unexpired term.

         Section 12. Compensation of Directors. Unless otherwise restricted by the
Articles of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director.
No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or Executive Committees may be allowed like compensation for attending committee meetings.

         Section 13. Advisory Directors and Advisory Committee Members. The Board of
Directors from time to time may appoint one or more persons to be Advisory Directors or Advisory Members of one or more committees who shall not by such appointment be members of the Board of Directors. Advisory Directors or Advisory Members shall be available from time to time to perform special assignments specified by the President or the Board of Directors, to attend meetings of the Board of Directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

         Section 14. Removal. Any director may be removed from office, either with or without cause, at any time and another person may be elected to his place, to serve for the remainder of his term, at any special meeting of shareholders called for the purpose, by vote of the holders of the majority of the shares then entitled to vote at an election of the directors. In case any vacancy so created shall not be filled by the shareholders at such meeting, such vacancy may be filled by the directors as provided hereinabove.

                                 ARTICLE III
                                  Officers

         Section 1. Number. The officers of this Corporation shall be a President, a
Secretary, and a Treasurer/Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice
Presidents, and such other officers as may be appointed in accordance with the provisions of this Article. One person may hold any two of said offices (except the same person shall not be both President and Vice President, or President and Secretary), but no such officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law or by these By-Laws or by resolution of the Board of Directors to be executed, acknowledged or verified by any two or more officers. The officers of the Corporation shall be natural persons of age eighteen years or older.

         Section 2. Appointment, Term of Office and Qualification. The officers of this
Corporation shall be chosen annually by the Board of Directors. Each officer, except such officers as may be appointed in accordance with the provisions of this Article, shall hold his office until his successor shall have been duly chosen and qualified, or until his death, or until he shall resign or shall have been removed in the manner hereinafter provided.

         Section 3. Salaries. Salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors.

         Section 4. Subordinate Officers, etc. The Board of Directors may appoint such other officers to hold office for such period, have such authority and perform such duties as the Board of Directors may delegate. The Board of Directors may also delegate to any officer the power to appoint any such subordinate officers.

         Section 5. Removal. The officers may be removed either with or without cause, by the vote of a majority of the whole Board of Directors at a special meeting of the
Board called for this purpose. The officers appointed in accordance with the provisions of Section 4 of this Article may be removed, either with or without cause, by the Board of Directors, by a majority vote of the directors present at the meeting or by a superior officer upon whom such power of removal may be conferred by the Board of Directors.

         Section 6. Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein;
and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 7. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term by the Board of Directors, but in the case of a vacancy occurring in the office filled in accordance with the provisions of Section 4 of this Article, such vacancy may be filled by any superior officer upon whom such power may be conferred by the Board of Directors.

         Section 8. Chairman of the Board. The Chairman of the Board, if one shall be elected, shall preside at all meetings of the Board of Directors, and shall appoint all committees except such as are required by statute, these by-laws or a resolution of the
Board of Directors or of the Executive Committee to be otherwise appointed and shall have such other duties as may be assigned to him from time to time by the Board of
Directors. In recognition of notable and distinguished services to the Corporation, the Board of Directors may designate one of its members as honorary Chairman, who shall have such duties as the Board may, from time to time, assign to him by appropriate resolution, excluding, however, any authority or duty vested by law or these By-Laws in any other officer. The Chairman may also be designated as the Chief Executive
Officer.

         Section 9. The President. The President shall be the active executive officer of the Corporation and shall exercise detailed supervision over the business of the
Corporation and over its several officers, subject, however, to the control of the
Board of Directors.  The President may also be designated as the Chief
Executive
Officer, unless that title is reserved for the Chairman, or the Chief
Operating
Officer. He shall preside at all meetings of the shareholders, and in general, shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board of Directors.

         The President shall execute all deeds, conveyances, deeds of trust, bonds and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some officer or agent of the Corporation.

         Section 10. The Vice President. The Vice President, if any, shall perform such duties as are given to him by these By-Laws or assigned by the Board of Directors. The
Vice President shall perform all the duties of the President, in case of the disability or absence of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Board of Directors may from time to time appoint more than one Vice President, each of which shall perform the duties designated by the Board of Directors. In the absence of the President, the Vice
President designated from time to time by the President shall perform the duties of the
President.

         Section 11.  The Secretary.  The Secretary shall:

         (a) Keep the minutes of the meeting of the shareholders and of the Board of
Directors in books provided for such purpose.

         (b) See that all notices are duly given in accordance with the provisions of these
By-Laws or as required by law.

         (c) Be custodian of the records and of the seal of the Corporation and see that such seal is affixed to all share certificates prior to their issue and to all documents, the execution of which on behalf of the Corporation under its seal, is duly authorized in accordance with the provisions of these By-Laws.

         (d) Have charge of the share books of the Corporation and keep or cause to be kept the share and transfer books in such manner as to show at any time the amount of the shares of the Corporation issued and outstanding, the manner in which and the time when such shares were paid for, the names, alphabetically arranged and the addresses of the holders of record; and exhibit during the usual business hours of the Corporation to any director, upon application, the original or duplicate share ledger.

         (e) Sign with the President or a Vice President certificates for shares of the
Corporation.

         (f) See that the books, reports, statements, certificates and all other documents and records of the Corporation required by law are properly kept and filed.

         (g) In general, to perform all duties incident to the office of Secretary and such other duties as, from time to time, may be assigned to him by the Board of Directors or by the President.

         (h) The Board of Directors may appoint an Assistant Secretary who shall have such powers and perform such duties as may be prescribed for them by the Secretary of the
Corporation or by the Board of Directors.

         Section 12.  The Treasurer/Chief Financial Officer.  The
Treasurer/Chief Financial
Officer shall:

         (a) Have charge and custody of, and be responsible for, all funds and securities of the Corporation.

         (b) Keep and maintain, or cause to be kept and maintained adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares.

         (c) From time to time render a statement of the condition of the finances of the
Corporation at the request of the Board of Directors.

         (d) Receive and give receipts for monies due and payable to the Corporation from any source whatsoever.

         (e) In general, perform all duties incident to the office of Treasurer/Chief
Financial Officer, and such other duties as from time to time may be assigned to him by the Board of Directors or by the President. The Treasurer/Chief Financial Officer may be required to give a bond for the faithful performance of his duties in such sum and with such surety as may be determined by the Board of Directors. Any such bond shall be obtained at the Corporation's expense.

         (f) The Board of directors may appoint an Assistant Treasurer who shall have such powers and perform such duties as may be prescribed for them by the Treasurer of the
Corporation or by the Board of Directors, and the Board of Directors shall require the
Assistant Treasurer to give a bond to the Corporation in such sum and with such security as it shall approve, as conditioned for the faithful performance of their duties as Assistant Treasurer, the expense of such bond to be borne by the Corporation.

                                 ARTICLE IV
                                Capital Stock

         Section 1. Unissued Stock. Subject to such limitations as may be contained in the
Articles of Incorporation of the Corporation, the Board of Directors shall have the authority to issue from time to time the whole or any part of any unissued balance of the authorized Capital Stock of the Corporation to such persons, for such consideration, whether cash, property, services or expenses, and on such terms as the
Directors may from time to time determine without first offering the same for subscription to stockholders of the Corporation.

         Section 2. Certificates. Each shareholder of the Corporation whose shares of
Capital Stock have been paid for in full shall be entitled to a certificate showing the number of shares and the class or series of shares of the Corporation standing on the books in his name. Each certificate shall be numbered, bear the signature of the
President, or in case of his inability to act, the signature of the Vice President and of the Secretary, and the seal of the Corporation, and be issued in numerical order from the respective share certificate book. Where a certificate is countersigned by a transfer agent or registrar other than the Corporation or its employee, the signatures of such officers may be facsimiles. Every certificate for shares of stock which are subject to any restriction on transfer pursuant to the Articles of Incorporation, the By-Laws or any agreement to which the Corporation is a party, shall have the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement of the existence of such restriction and a statement that the Corporation will furnish a copy to the holder of such certificate upon written request and without charge. Every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued or a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the
Corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

         Section 3. Transfer. Transfers of all shares shall be made upon the proper share books of the Corporation upon presentation and surrender of the duly endorsed certificates or certificates representing the transferred shares and payment of all applicable stock-transfer taxes. Surrendered certificates shall be canceled and attached to the corresponding stubs of the share certificate book and a new certificate issued to the parties entitled thereto.

         Section 4. Lost Certificates. The Board of Directors may order a new certificate for shares to be issued in the place of any certificate of the Corporation alleged to have been lost, stolen, or destroyed, but in either such case, the owner of the lost certificate shall first cause to be given to the Corporation, an affidavit that the certificate(s) have been lost, stolen, or destroyed, and post a bond in such sum not less than the par value of such lost, stolen, or destroyed certificate for shares, at the election of said Board, as indemnity against any loss or claim that the Corporation may incur by reason of the issuance of such certificate, but the Board of Directors may, in its discretion, refuse to replace any lost certificate save upon the order of some court having jurisdiction in such matters.

         Section 5. Share and Transfer Books. The share and transfer books of the
Corporation shall be kept in its principal office and shall be open during usual business hours to the inspection for any proper purpose, of any shareholder of the
Corporation upon written demand, under oath, stating the purpose thereof. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. All other books and records and a copy of the share and transfer books of the Corporation shall be kept in such place as shall be designated by the Board of
Directors and shall be subject to inspection only as provided by law.

         Section 6. Issuance of Fractional Shares of Scrip. The Corporation may issue fractions of a share, arrange for the disposition of fractional interests by those entitled thereto, pay in cash the fair market value of fractions of a share as of the time when those entitled to receive such fractions are determined, or issue script in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share. A certificate for a fractional share shall, but scrip shall not, unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon and to participate in any of the assets of the Corporation in the event of liquidation. The
Board of Directors may cause such scrip to be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which the script is exchangeable may be sold by the Corporation and the proceeds thereof distributed to the holders of such scrip, or subject to any other conditions which the Board of Directors may deem advisable.

         Section 7. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the
Board of Directors may fix, in advance, a record date, which shall not be more than 50 nor less than 10 days before the date of such meeting, nor more than 10 days prior to any other action.

         If no record date is fixed:

         (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

         (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 8. Dividends. The Board of Directors may declare and pay dividends upon the outstanding shares of the Corporation from time to time and to such extent as they deem advisable in the manner and upon the terms and conditions provided by statute and the Articles of Incorporation.

                                  ARTICLE V
                      Transactions With Related Parties

         The Corporation may enter into contracts or transact business with one or more of its directors, officers, or shareholders or with any corporation, association, trust company, organization or other concern in which any one or more of its directors, officers or shareholders are directors, officers, trustees, shareholders, beneficiaries or otherwise interested, or with anyone in which any one or more of its directors, officers or shareholders is in any way interested, and in the absence of fraud, no such contract or transaction shall be invalidated or in any way affected by the fact that such directors, officers or shareholders of the Corporation have or may have interests which are or might be adverse to the interest of the Corporation even though the vote or action of the directors, officers or stockholders having such adverse interests may have been necessary to obligate the Corporation upon such contract or transaction. At any meeting of the Board of Directors of the Corporation, or any duly authorized committee thereof, which shall authorize or ratify any such contract or transaction, any such directors, may vote or act thereat with like force and effect as if he had not such interest, provided, in such case, the nature of such interest (though not necessarily the extent or details thereof) shall be disclosed or shall have been known to the directors or a majority thereof. A general notice that a director or officer is interested in any corporation or other concern of any kind above referred to shall be sufficient disclosure as to such director or officer with respect to all contracts and transactions with such corporation or other concern. No director shall be disqualified from holding office as director or officer of the Corporation by reason of any such adverse interests. In the absence of fraud, no director, officer or shareholder having such adverse interest shall be liable to the Corporation or to any shareholder or creditor thereof or to any other person for any loss incurred by it under or by reason of such contract or transaction, nor shall any such director, officer or shareholder be accountable for any gains or profits realized thereon.

                                 ARTICLE VI
                      Corporate Opportunities Doctrine

         The officers, directors and other members of management of this Corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this Corporation has expressed an interest as determined from time to time by the Corporation's minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this Corporation shall be disclosed promptly to the Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director or other member of management may avail himself of such opportunity. Until such time as this Corporation, through its Board of Directors, has designated an area as one to which the doctrine of corporate opportunities applies, the officers, directors and other members of management of this Corporation shall be free to engage in such areas of interest on their own. The provisions hereof shall not limit the rights of any officer, director or other member of management of this
Corporation to continue a business existing prior to the time that such area of interest is designated by this Corporation. This provision shall not be construed to release any employee of the Corporation (other than an officer, director or member of management) from any duties which he may have to the Corporation.

                                 ARTICLE VII
                               Indemnification

The Corporation shall, to the extent legally permissible, indemnify any director, officer, agent or employee as to any liabilities and expenses in which they may be involved or may be threatened, while serving or thereafter, by reason of being or having been such a director, officer, agent or employee, except with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the
Corporation. Such indemnification shall not be deemed exclusive or deny any other rights to which those indemnified may be entitled.

                                ARTICLE VIII
                                 Amendments

         Any and all provisions of these By-Laws may be altered, amended, repealed or added to by the vote or written consent of the shareholders entitled to exercise a majority of the voting power of the Corporation, or, subject to the rights of the shareholders, by the Board of Directors.

                                 ARTICLE IX
                          Miscellaneous Provisions

         Section 1. Corporate Seal. The Corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation, the date and state of incorporation, and the word "SEAL".

         Section 2. Benefit Program. Directors shall have the power to install and authorize any pension, profit sharing, stock option, loan, guarantee, insurance, welfare, educational, bonus, health and accident or other benefit program which the
Board deems to be in the best interest of the Corporation, at the expense of the
Corporation, and to amend or revoke any plan so adopted.

         Section 3. Disallowed Compensation. Any payments made to an officer or employee of the Corporation such as a salary, commission, bonus, interest, rent, travel or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or employee to the Corporation to the full extent of such disallowance. It shall be the duty of the directors, as a Board, to enforce payment of each such amount disallowed. In lieu of payment by the officer or employee, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

         Section 4. Stock in Other Corporations. Except as the directors may otherwise designate, the President, or any other person designated in writing by the President, shall have full power and authority to vote, represent and exercise on behalf of this
Corporation, any and all rights and powers incident to any securities of other corporations or organizations which may be held by this Corporation.

         Section 5. Fiscal Year. The fiscal year of the Corporation shall be adopted by resolution of the Board of Directors.

         Adopted by resolution of the Incorporator on _______________



______________________________, Incorporator and sole Director

                                APPENDIX B-4

                    RIGHTS OF DISSENTING SHAREHOLDERS AND
                 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

Minnesota Statutes 1996, Table of Chapters

Table of contents for Chapter 302A

     302A.471 Rights of dissenting shareholders.

    Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

    (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

    (1) alters or abolishes a preferential right of the shares;

    (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

    (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

    (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

    (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

    (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

    (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

    (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

    Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

    (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

    Subd. 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

    Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

    HIST: 1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 s 10; 1991
 c 49 s 16; 1992 c 517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5

Copyright 1996 by the Office of Revisor of Statutes, State of Minnesota.

Minnesota Statutes 1996, Table of Chapters

Table of contents for Chapter 302A

     302A.473 Procedures for asserting dissenters' rights.

    Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

    (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section
 302A.471, subdivision 1 or the successor by merger of that issuer.

    (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

    (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

    Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

    Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

    Subd. 4.  Notice of procedure; deposit of shares.  (a)
 After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

    (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

    (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

    (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

    (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

    (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

    Subd. 5.  Payment; return of shares.  (a) After the
 corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

    (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

    (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

    (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

    (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.
 The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

    (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

    Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

    Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure.
 Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

    Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

    (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

    (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

    HIST: 1981 c 270 s 81; 1987 c 104 s 30-33; 1993 c 17 s 41,42

Copyright 1996 by the Office of Revisor of Statutes, State of Minnesota.